UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 12, 2013 (April 11, 2013)

Adobe Systems Incorporated
(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          Amendment and Restatement of 2003 Equity Incentive Plan

On April 11, 2013, at the Company’s 2013 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of Adobe Systems Incorporated (the “Company”) approved an amendment and restatement of the Adobe Systems Incorporated 2003 Equity Incentive Plan (the “2003 Plan”) to increase the available share reserve by 17.5 million shares, increase the aggregate stock award and performance share limits, approve new performance measures and an adjustment, and make other modifications as described in our definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 1, 2013 (the “Proxy Statement”). The amended and restated 2003 Plan previously had been approved, subject to stockholder approval, by the Executive Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board of Directors”).

A summary of the amended and restated 2003 Plan is set forth in our Proxy Statement. That summary and the foregoing description of the amendment and restatement are qualified in their entirety by reference to the text of the amended and restated 2003 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, held on April 11, 2013, the Company’s stockholders approved the four proposals listed below. The final results for the votes regarding each proposal are set forth in the following tables. Each of these proposals is described in detail in the Company’s Proxy Statement.

1.  Elect thirteen members of the Board of Directors, each to serve for a one-year term:

	Votes	Votes		Broker
Name	For	Against	Abstentions	Non-Votes
Amy L. Banse	401,918,586	5,748,279	851,840	42,305,294
Kelly J. Barlow	401,868,072	5,794,768	855,865	42,305,294
Edward W. Barnholt	391,141,251	16,516,969	860,485	42,305,294
Robert K. Burgess	405,420,118	2,274,935	823,652	42,305,294
Frank A. Calderoni	405,945,609	1,711,761	861,335	42,305,294
Michael R. Cannon	406,110,052	1,550,966	857,687	42,305,294
James E. Daley	404,654,720	3,004,528	859,457	42,305,294
Laura B. Desmond	406,274,615	1,395,695	848,395	42,305,294
Charles M. Geschke	404,872,904	2,877,866	767,935	42,305,294
Shantanu Narayen	405,964,099	1,776,070	778,536	42,305,294
Daniel L. Rosensweig	376,635,486	31,026,210	857,009	42,305,294
Robert Sedgewick	389,552,277	18,108,963	857,465	42,305,294
John E. Warnock	404,357,352	2,742,344	1,419,009	42,305,294

2.  Approve the amendment and restatement of the Adobe Systems Incorporated 2003 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
356,502,841	50,884,248	1,131,616	42,305,294

3.  Ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending on November 29, 2013.

Votes For	Votes Against	Abstentions	Broker Non-Votes
444,685,071	4,638,506	1,500,422	—

4.  Approve, on an advisory basis, the compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
330,538,831	76,559,294	1,420,580	42,305,294

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	2003 Equity Incentive Plan, as amended and restated				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: April 12, 2013	By:	/s/ Mark Garrett
Mark Garrett
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	2003 Equity Incentive Plan, as amended and restated				X